May 9, 2006


                               THE OAK VALUE FUND
                          (A SERIES OF OAK VALUE TRUST)

               SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 1, 2005


     Effective May 8, 2006, Matthew F. Sauer resigned his position as Executive Vice President of Oak Value Capital Management, Inc. (the "Adviser") and is no longer a co-portfolio manager of Oak Value Fund (the "Fund"). Accordingly, the disclosure in the section Fund Management - Portfolio Managers on page 11 of the Prospectus is revised as follows:

David R. Carr, Jr., Chairman and Chief Investment Officer of the Adviser, and Larry D. Coats, Jr., Chief Executive Officer and President of the Adviser, are responsible for the day-to-day management of the Fund's portfolio and each serves on the Adviser's Investment Committee. Mr. Carr acted as manager of the Fund since its inception from 1993 to 1995 and acted as co-manager since 1995. Mr. Carr has a degree in Business Administration with a concentration in Accounting from the University of North Carolina in Chapel Hill, as well as a Juris Doctor degree from the Law School at the University of North Carolina in Chapel Hill. Mr. Coats joined the Adviser in 1994 and was named a co-manager of the Fund in July 2003. Mr. Coats has a Bachelor of Science degree and a Masters of Business Administration from the University of South Carolina. Messrs. Carr and Coats have studied and applied value investing techniques and use the same value-oriented philosophy to manage the Fund as they use to manage the Adviser's other accounts.